EXHIBIT 10.1

EXECUTION VERSION
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 31, 2016, by and between EAST WEST BANK (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Borrower”).
RECITALS
WHEREAS, Borrower and Bank are parties to the Loan and Security Agreement, dated as of July 3, 2015, as amended by (i) the First Amendment to the Loan and Security Agreement, dated as of April 12, 2016, , by and between Bank and Borrower and (ii) the Second Amendment to the Loan and Security Agreement, dated July 27, 2016, by and between Bank and Borrower (as amended from time to time, the “Loan Agreement”);
WHEREAS, Borrower has requested that Bank amend the Adjusted Quick Ratio and the minimum EBITDA financial covenants; and
WHEREAS, Bank is willing to agree to Borrower’s requests, on the terms set forth herein;
NOW, THEREFORE, the parties agree as follows:
1.Amendment to Loan Agreement.
(a)    Section 6.7 of the Loan Agreement is amended to read as follows:
6.7    Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:
(a)    Adjusted Quick Ratio. A minimum ratio of (i) Cash plus Accounts to (ii) Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank less Current Portion of Deferred Revenue, tested on a quarterly basis as of the last day of each Fiscal Quarter, as set forth below:

Fiscal Quarter Ending	Minimum Adjusted Quick Ratio
September 30, 2016	1.20 to 1.00
December 31, 2016	1.20 to 1.00
March 31, 2017	1.20 to 1.00
June 30, 2017	1.20 to 1.00
September 30, 2017	1.10 to 1.00
December 31, 2017, and each Fiscal Quarter thereafter	1.00 to 1.00

(b)    Minimum EBITDA. A minimum EBITDA as the last day of each Fiscal Quarter for the two (2) Fiscal Quarters then ended, as set forth below:

Fiscal Quarter Ending	Minimum EBITDA
September 30, 2016	($3,000,000)
December 31, 2016	($6,500,000)
March 31, 2017	($6,050,000)
June 30, 2017	($4,250,000)
September 30, 2017	($2,750,000)
December 31, 2017, and each Fiscal Quarter thereafter	$0

(c)    Minimum Consolidated Cash. A minimum Consolidated Cash as the last day of the first two (2) months of each Fiscal Quarter, of Ten Million Dollars ($10,000,000).
(b)    Exhibit E to the Loan Agreement is amended to read as set forth in Attachment “1” hereto.
2.    Course of Dealing. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision of the Loan Documents shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.    Miscellaneous. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.
4.    Representations and Warranties. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.    Conditions Precedent. As conditions precedent to the effectiveness of this Amendment:
(a)    Bank shall have received, in form and substance satisfactory to Bank, the following:
(i)    this Amendment, duly executed by Borrower;
(ii)    a Corporate Borrowing Certificate with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, substantially in the form attached hereto; and
(iii)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;
(b)    The Swiss Subsidiary shall have consented to this Amendment and shall have reaffirmed its guaranty of the Obligations pursuant to the Swiss Subsidiary Guaranty Documents by executing this Amendment as set forth below;
(c)    Borrower shall have paid an amendment fee of Twenty-Five Thousand Dollars ($25,000), which shall be fully-earned and nonrefundable; and
(d)    Borrower shall have paid all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By:__/s/ Franz Fink_________________
Name:__Franz Fink_________________
Title:__CEO_______________________

EAST WEST BANK

By:__/s/ Alexis Coyle_______________
Name:__Alexis Coyle_______________
Title:__Managing Director___________

[Signature Page to Third Amendment to Loan and Security Agreement]

The Swiss Subsidiary consents to the modifications to the Obligations pursuant to this Amendment, hereby ratifies the provisions of the Swiss Subsidiary Guaranty Documents and confirms that all provisions of Swiss Subsidiary Guaranty Documents are in full force and effect.

MAXWELL TECHNOLOGIES SA

By:___/s/ Emily Lough________________
Name:_Emily Lough__________________
Title:_Director_______________________

[Signature Page to Third Amendment to Loan and Security Agreement]

ATTACHMENT 1
EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Eric Berlin
East West Bank
555 Montgomery Street, 9th Floor
San Francisco, CA 94111
Eric.Berlin@eastwestbank.com

FROM:	MAXWELL TECHNOLOGIES, INC.
The undersigned authorized Officer of Maxwell Technologies, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP), where applicable, and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No/N/A under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S Company Prepared Quarterly F/S	Monthly, within 30 days Quarterly, within 45 days	Yes Yes	No No	N/A N/A
Compliance Certificate	Monthly, within 30 days	Yes	No	N/A
CPA Audited, Unqualified F/S, as set forth in 10-K	Annually, within 90 days of FYE	Yes	No	N/A
Borrowing Base Certificate	Monthly, within 15 days, when loan outstanding > $12,000,000; Quarterly, within 15 days, when loan outstanding <= $12,000,000	Yes	No	N/A
A/R and A/P Agings	Monthly, within 15 days	Yes	No	N/A
Annual Business Plan	Annually, within 30 days of start of FY	Yes	No	N/A
Intellectual Property Report	Quarterly within 30 days	Yes	No	N/A
10-Q	Quarterly, within 5 days of SEC filing (50 days)	Yes	No	N/A
10-K	Annually, within 5 days of SEC filing (95 days)	Yes	No	N/A

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Minimum Consolidated Cash	$10,000,000	$__________	Yes	No	N/A
Minimum Adjusted Quick Ratio (tested quarterly)	______: 1.00	_____:1.00	Yes	No	N/A
2 Quarter Minimum EBITDA (tested quarterly)	$___________	$__________	Yes	No	N/A

Total Leverage Ratio as of _________, 201_: _________: 1.00.

Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.
Very truly yours,
MAXWELL TECHNOLOGIES, INC.

Authorized Signer
Name:    _____________________________
Title: ________________________________